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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-80407, 333-78825, 333-50180 and 333-63350) pertaining to the
Stock Option Plans of Nextera Enterprises, Inc. of our report dated January 31, 2003 with respect to the consolidated financial statements and schedule of Nextera Enterprises, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.


                                                           /s/ ERNST & YOUNG LLP


Providence, Rhode Island
March 26, 2003